CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional
Information constituting parts of this Post-Effective Amendment No. 70 to the Registration Statement on
Form N-1A (the “Registration Statement”) of our reports dated November 10, 2015, relating to the financial statements and financial highlights appearing in the September 30, 2015 Annual Reports to Shareholders of
Vanguard PRIMECAP Fund, Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010
Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target
Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund,
Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target
Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060
Fund, and of our reports dated November 16, 2015, relating to the financial statements and financial highlights appearing in the September 30, 2015 Annual Reports to Shareholders of Vanguard Institutional
Target Retirement Income Fund, Vanguard Institutional Target Retirement 2010 Fund, Vanguard
Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard
Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund, Vanguard
Institutional Target Retirement 2035 Fund, Vanguard Institutional Target Retirement 2040 Fund, Vanguard
Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard
Institutional Target Retirement 2055 Fund and Vanguard Institutional Target Retirement 2060 Fund
(comprising Vanguard Chester Funds), which reports are also incorporated by reference into the
Registration Statement. We also consent to the references to us under the heading “Financial Highlights” in the Prospectuses and under the headings “Financial Statements” and “Service Providers – Independent
Registered Public Accounting Firm” in the Statement of Additional Information.

/s/PricewaterhouseCoopers LLP
Philadelphia, PA
January 25, 2016